Exhibit 99.1
Axonics Reports Preliminary 4Q23 and Fiscal Year 2023 Revenue

IRVINE, Calif – (BUSINESS WIRE) – Axonics, Inc. (Nasdaq: AXNX), a global medical technology company that is developing and commercializing novel products for the treatment of bladder and bowel dysfunction, today reported preliminary unaudited revenue for the fourth quarter and fiscal year ended December 31, 2023.
“The continued strong performance of Axonics reflects the physician community’s preference and enthusiasm for our best-in-class incontinence products,” said Raymond W. Cohen, chief executive officer. “Revenue grew 27% in 4Q23 and 34% in FY23, driven by higher utilization and share of wallet at existing customers and the onboarding of new accounts. In 2023, our team is humbled and gratified that clinicians used Axonics therapies to treat approximately 100,000 incontinence patients globally.”
The preliminary revenue results below are unaudited and remain subject to adjustment. Axonics will provide complete financial results in its Form 10-K filing in February.

4Q23 Revenue
•Total company net revenue is expected to be $109.3 to $109.7 million, an increase of 27% compared to the prior year period.
◦Sacral neuromodulation revenue is expected to be $88.3 to $88.5 million, an increase of 26% compared to the prior year period.
◦Bulkamid revenue is expected to be $21.0 to $21.2 million, an increase of 35% compared to the prior year period.

Fiscal Year 2023 Revenue
•Total company net revenue is expected to be approximately $366.1 million, an increase of 34% compared to fiscal year 2022.
◦Sacral neuromodulation revenue is expected to be approximately $291.7 million, an increase of 31% compared to fiscal year 2022.
◦Bulkamid revenue is expected to be approximately $74.4 million, an increase of 44% compared to fiscal year 2022.

J.P. Morgan Healthcare Conference
Due to the pending transaction with Boston Scientific Corporation (NYSE: BSX) that was announced this morning, Axonics will no longer be participating in the J.P. Morgan healthcare conference.

About Axonics
Axonics is a global medical technology company that is developing and commercializing novel products for adults with bladder and bowel dysfunction. Axonics recently ranked No. 2 on the 2023 Financial Times ranking of the fastest growing companies in the Americas after being ranked No. 1 in 2022.
Axonics® sacral neuromodulation systems provide adults with overactive bladder and/or fecal incontinence with long-lived, easy to use, safe, clinically effective therapy. In addition, the company’s best-in-class urethral bulking hydrogel, Bulkamid®, provides safe and durable symptom relief to women with stress urinary incontinence. In the U.S., moderate to severe urinary incontinence affects an estimated 28 million women and fecal incontinence affects an estimated 19 million adults. For more information, visit www.axonics.com.

Additional Information and Where to Find It
In connection with the contemplated transaction, Axonics intends to file with the U.S. Securities and Exchange Commission (“SEC”) preliminary and definitive proxy statements relating to the contemplated transaction and other relevant documents. The definitive proxy statement will be mailed to Axonics’ stockholders as of a record date to be established for voting on the contemplated transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AXONICS, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on Axonics’ website at www.axonics.com or by contacting Axonics’ Investor Relations department via email at IR@axonics.com.

Participants in the Solicitation
Axonics and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from the stockholders of Axonics in connection with the contemplated transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available) for the contemplated transaction. Additional information regarding such directors and executive officers is included in Axonics’ Definitive Proxy Statement on Schedule 14A for Axonics’ 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2023 (and specifically, the following sections: “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors”, “Certain Relationships and Related-Party Transactions”, “Executive Officers”, “Proposal 1–Election of Directors”, “Director Compensation”, and “Executive Compensation”) and in Axonics’ Current Report on Form 8-K, which was filed with the SEC on October 4, 2023. To the extent holdings of the Company’s securities by the directors or executive officers have changed since the amounts set forth in the Definitive Proxy Statement on Schedule 14A for Axonics’ 2023 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results (sec.gov). These documents (when available) are available free of charge as described in the preceding section.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Axonics’ stockholders in connection with the contemplated transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the contemplated transaction. These documents (when available) are available free of charge as described in the preceding section.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to, risks related to: the ability of the parties to consummate the contemplated transaction in a timely manner or at all; the satisfaction or waiver of the conditions to closing the contemplated transaction, including the failure to obtain antitrust or other regulatory approvals and clearances or approval of Axonics’ stockholders; potential delays in consummating the contemplated transaction; the occurrence of any event, change or other circumstance or condition that could give rise to termination of the merger agreement for the contemplated transaction; the ability to realize the anticipated benefits of the contemplated transaction; the ability to successfully integrate the businesses; the effect of the announcement or pendency of the contemplated transaction on Axonics’ business relationships, operating results and business generally; significant transaction costs and unknown liabilities; and litigation or regulatory actions related to the contemplated transaction. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.
The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by federal securities law, Axonics does not assume any obligation nor does it intend to publicly update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. Further information on factors that could cause actual results to differ materially from the results anticipated by Axonics’ forward-looking statements is included in the reports Axonics has filed or will file with the SEC, including Axonics’ Annual Report on Form 10-K for the year ended December 31, 2022 and Axonics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. These filings, when available, are available on the investor relations section of Axonics’ website at www.axonics.com and on the SEC’s website at www.sec.gov.

Axonics contact:
Neil Bhalodkar
949-336-5293
IR@axonics.com